Exhibit 99.2

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock, par value $0.01 per share, of INC Research Holdings, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 10th day of August, 2017.

Date: August 10, 2017	Advent International Corporation

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Double Eagle Investor Holdings, L.P.

By: Double Eagle GP, LLC, its General Partner
By: Advent International Corporation, its Sole Member

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Double Eagle GP, LLC

By: Advent International Corporation, its Sole Member

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Advent International GPE VII, LLC
Advent International GPE VIII, LLC

By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	GPE VIII GP (Delaware) Limited Partnership
GPE VIII GP Limited Partnership
AP GPE VIII GP Limited Partnership

By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	GPE VII GP (Delaware) Limited Partnership
GPE VII GP Limited Partnership

By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Advent International GPE VIII Limited Partnership
Advent International GPE VIII-B Limited Partnership
Advent International GPE VIII-B-1 Limited Partnership
Advent International GPE VIII-B-2 Limited Partnership
Advent International GPE VIII-B-3 Limited Partnership
Advent International GPE VIII-D Limited Partnership
Advent International GPE VIII-F Limited Partnership
Advent International GPE VIII-H Limited Partnership
Advent International GPE VIII-I Limited Partnership
Advent International GPE VIII-J Limited Partnership
Advent International GPE VIII-C Limited Partnership

By: GPE VIII GP (Delaware) Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Advent International GPE VIII-A Limited Partnership
Advent International GPE VIII-E Limited Partnership
Advent International GPE VIII-G Limited Partnership
Advent International GPE VIII-K Limited Partnership
Advent International GPE VIII-L Limited Partnership

By: GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Advent Partners GPE VIII Cayman Limited Partnership
Advent Partners GPE VIII-B Cayman Limited Partnership
Advent Partners GPE VIII Limited Partnership
Advent Partners GPE VIII-A Limited Partnership
Advent Partners GPE VIII-A Cayman Limited Partnership

By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Advent International GPE VII Limited Partnership
Advent International GPE VII-B Limited Partnership
Advent International GPE VII-C Limited Partnership
Advent International GPE VII-D Limited Partnership
Advent International GPE VII-F Limited Partnership
Advent International GPE VII-G Limited Partnership

By: GPE VII GP (Delaware) Limited Partnership, its General Partner
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Advent International GPE VII-A Limited Partnership
Advent International GPE VII-E Limited Partnership
Advent International GPE VII-H Limited Partnership

By: GPE VII GP Limited Partnership, its General Partner
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration

Date: August 10, 2017	Advent Partners GPE VII Limited Partnership
Advent Partners GPE VII 2014 Limited Partnership
Advent Partners GPE VII-A Limited Partnership
Advent Partners GPE VII-A 2014 Limited Partnership
Advent Partners GPE VII Cayman Limited Partnership
Advent Partners GPE VII 2014 Cayman Limited Partnership
Advent Partners GPE VII-A Cayman Limited Partnership
Advent Partners GPE VII-B Cayman Limited Partnership
Advent Partners GPE VII-A 2014 Cayman Limited Partnership

By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President of Finance – Fund Administration